Trenwick America Corporation
                                                                    Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                    _______________DISTRICT OF_______________

In re: Trenwick America Corporation              Case No.          03-12635(MFW)
      -----------------------------                                -------------
                                                 Reporting Period: May 2005
                                                                   -------------

                            MONTHLY OPERATING REPORT
  File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Document    Explanation
Required Documents                                                              Form No.            Attached     Attached
------------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                       MOR-1               Yes
     Bank Reconciliation (or copies of debtor's bank reconciliations)             MOR-1               Yes
     Copies of bank statements                                                                        N/A
     Cash disbursements journals                                                  MOR-1               Yes
Statement of Operations                                                           MOR-2               Yes
Balance Sheet                                                                     MOR-3               Yes
Status of Postpetition Taxes                                                      MOR-4               Yes
     Copies of IRS Form 6123 or payment receipt                                                       N/A
     Copies of tax returns filed during reporting period                                              N/A
Summary of Unpaid Postpetition Debts                                              MOR-4               Yes
     Listing of aged accounts payable                                             MOR-4               Yes
Accounts Receivable Reconciliation and Aging                                      MOR-5               Yes
Debtor Questionnaire                                                              MOR-5               Yes
------------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of of my knowledge and belief.


/s/ Timothy R. Graham                                     June 20, 2005
----------------------------------------                  ----------------------
Signature of Debtor                                       Date


----------------------------------------                  ----------------------
Signature of Joint Debtor                                 Date


/s/ Timothy R. Graham                                     June 20, 2005
----------------------------------------                  ----------------------
Signature of Authorized Individual*                       Date

Timothy R. Graham, Chief Restructuring Officer and Sole Director
--------------------------------------
Printed Name of Authorized Individual*

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

In re:  Trenwick America Corporation                     Case No. 03-12635 (MFW)
Schedule of Cash Receipts & Disbursements              Reporting Period May 2005

                                  Bank Accounts

                                               Operating          Tax          Other
                                       ----------------------------------------------
         Cash - Beg of Month                   (384,587.71)        NA             --
                                       ----------------------------------------------

              Receipts:
              Cash Sales                                --         --             --
            Accounts Rec.                               --         --             --
           Loans & Advances                             --         --             --
            Sale of Assets                              --         --             --
            Deposit/WT IN                           217.98
                Other                                              --             --
  Fund Transfer(Vista MM Redemption)            345,000.00
         Transfers (Interco)                    175,151.38         --             --
                                      -----------------------------------------------

            Total Receipts                      520,369.36         --             --
                                      -----------------------------------------------

            Disbursements:
       Sales, Use, & Other Tax                                     --             --
         Inventory Purchases                                       --             --
        Secured Rental/Leases                                      --             --
              Insurance                                            --             --
            Administrative                       (1,479.00)        --             --
               Selling                                             --             --
                Other                                              --             --
         Transfers (InterCo)                                       --             --
          Professional Fees                     (36,821.64)        --             --
             Court Costs                                           --             --
                                      -----------------------------------------------

         Total Disbursements                    (38,300.64)        --             --
                                      -----------------------------------------------

            Net Cash Flow                       482,068.72         --             --
                                      -----------------------------------------------

          Cash: End of Month                     97,481.01         --             --
                                       ==============================================


                                                                      FORM MOR-1

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

Trenwick America Corporation
Bank Reconciliation
Reporting Period: May 2005

The following bank account has been reconciled.


       Operating:

       Location:         JPMorganChase, NY
                         ABA No. 021-000-021

       Month End
      Book Balance            $ 97,481.01


                                                                      FORM MOR-1

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

Trenwick America Corporation
Disbursements Log (Excludes Intercompany)
Month Ended May 31, 2005


      Check Date                  Amount           Vendor Name
--------------------------------------------------------------------------------
2005-05-04                          500.00 CT Corporation System
2005-05-04                          567.00 CT Corporation System
2005-05-06                          412.00 CT Corporation System
2005-05-16                       36,804.64 Hennigan, Bennett & Dorman LLP
2005-05-20                           17.00 CPT Group Inc
                                ----------
                  Total Checks   38,300.64
                                ----------

Total Disbursements             $38,300.64
==========================================

                                                                      FORM MOR-1

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

    Trenwick America Corporation                         Case No. 03-12635 (MFW)
--------------------------------------                           ---------------
              Debtor                            Reporting Period: May 2005
                                                                 ---------------

                             Statement of Operations
                               (Income Statement)

--------------------------------------------------------------------------------
                                                   Month Ended      Cumulative
REVENUES                                             May 2005    Filing to Date
--------------------------------------------------------------------------------
Gross Revenues                                    $        --        $ 242,183
-------------------------------------------------------------------------------
Less: Returns and Allowances                               --               --
-------------------------------------------------------------------------------
Net Revenue                                       $       ---        $ 242,183
-------------------------------------------------------------------------------
COST OF GOODS SOLD                                                          --
-------------------------------------------------------------------------------
Beginning Inventory                                        --               --
-------------------------------------------------------------------------------
Add: Purchases                                             --               --
-------------------------------------------------------------------------------
Add:Cost of Labor                                          --               --
-------------------------------------------------------------------------------
Add: Other costs (schedule attached)                       --               --
-------------------------------------------------------------------------------
Less: Ending Inventory                                     --               --
-------------------------------------------------------------------------------
Cost of Goods Sold                                         --               --
-------------------------------------------------------------------------------
Gross Profit                                               --          242,183
-------------------------------------------------------------------------------
OPERATING EXPENSES                                                          --
-------------------------------------------------------------------------------
Advertising                                                --               --
-------------------------------------------------------------------------------
Auto and Truck Expense                                     --            1,061
-------------------------------------------------------------------------------
Bad Debts                                                  --               --
-------------------------------------------------------------------------------
Contributions                                              --           (2,500)
-------------------------------------------------------------------------------
Employee Benefits Programs                              1,223           56,271
-------------------------------------------------------------------------------
Insider compensation*                                   7,604        1,000,452
-------------------------------------------------------------------------------
Insurance                                              10,188           88,668
-------------------------------------------------------------------------------
Management Fees/Bonuses **                                 --         (708,773)
-------------------------------------------------------------------------------
Office Expense                                            393           97,744
-------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                          1,670           56,502
-------------------------------------------------------------------------------
Repairs and Maintenance                                    90            4,008
-------------------------------------------------------------------------------
Rent and Lease Expense                                    914          711,488
-------------------------------------------------------------------------------
Salaries/Commissions/Fees                               8,271          654,662
-------------------------------------------------------------------------------
Supplies                                                2,244           97,385
-------------------------------------------------------------------------------
Taxes-Payroll                                             688           42,850
-------------------------------------------------------------------------------
Taxes-Real Estate                                         145            3,969
-------------------------------------------------------------------------------
Taxes-Other                                                54            7,007
-------------------------------------------------------------------------------
Travel and Entertainment                                    3            6,181
-------------------------------------------------------------------------------
Utilities                                                  56            2,631
-------------------------------------------------------------------------------
Other (attach schedule)                                 2,219        5,317,147
-------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation           35,763        7,436,753
-------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                     1,659          301,077
-------------------------------------------------------------------------------
Net Profit(Loss) Before Other Income & Expenses       (37,422)      (7,495,647)
-------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES                                                   --
-------------------------------------------------------------------------------
Other Income (attach schedule)                      2,540,308     (103,977,498)
-------------------------------------------------------------------------------
Interest Expense                                           --               --
-------------------------------------------------------------------------------
Other Expense (attach schedule)                            --               --
-------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items       2,502,885     (111,473,146)
-------------------------------------------------------------------------------
REORGANIZATION ITEMS                                                        --
-------------------------------------------------------------------------------
Professional Fees                                          --               --
-------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                --               --
-------------------------------------------------------------------------------
Interest Earned on Accumulated Cash                        --               --
-------------------------------------------------------------------------------
  from Chapter 11 (see continuation sheet)              8,206          114,412
-------------------------------------------------------------------------------
Gain(Loss) from Sale of Equipment                          --         (543,353)
-------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)       188,025        6,751,852
-------------------------------------------------------------------------------
Total Reorganization Expenses                        (179,818)      (7,180,793)
-------------------------------------------------------------------------------
Income Taxes                                               --         (169,855)
-------------------------------------------------------------------------------
Net Profit (Loss)                                 $ 2,323,067   $ (118,484,084)
-------------------------------------------------------------------------------

* Insiders represent members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 32 officers which were not considered insiders for purposes of this disclosure.

** Represents amounts charged to Trenwick America Corporation's affiliates under the Administrative Services Agreement

                                                                      FORM MOR-2

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

    Trenwick America Corporation                         Case No. 03-12635 (MFW)
--------------------------------------                           ---------------
              Debtor                            Reporting Period: May 2005
                                                                 ---------------

                  STATEMENT OF OPERATIONS - continuation sheet

--------------------------------------------------------------------------------
                                                 Month Ended      Cumulative
BREAKDOWN OF "OTHER" CATEGORY                     April 2005     Filing to Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Costs
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Operational Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recruiting & Relocation                                --                 2,951
--------------------------------------------------------------------------------
Legal Fees                                              6                13,810
--------------------------------------------------------------------------------
Audit Fees                                             --               (26,530)
--------------------------------------------------------------------------------
Accounting & Tax Fees                                  --                46,654
--------------------------------------------------------------------------------
Board Related                                          --                33,958
--------------------------------------------------------------------------------
Other Fees                                          1,432             5,183,408
--------------------------------------------------------------------------------
Data Processing                                       608                50,026
--------------------------------------------------------------------------------
Seminars & Continuing Education                       170                 7,466
--------------------------------------------------------------------------------
Dues & Subscriptions                                    2                 5,403
--------------------------------------------------------------------------------
TOTAL OTHER OPERATIONAL EXPENSES              $     2,219         $   5,317,147
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Income
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FC Transaction (Gains) Losses                          --                    --
--------------------------------------------------------------------------------
Equity in Undistributed Income (Loss) of
--------------------------------------------------------------------------------
  Unconsolidated Subsidiaries                   2,540,308          (103,977,498)
--------------------------------------------------------------------------------
TOTAL OTHER INCOME                            $ 2,540,308         $(103,977,498)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Reorganization Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Bankruptcy Related Fees                           188,025             6,751,852
--------------------------------------------------------------------------------
TOTAL OTHER REORGANIZATION EXPENSES           $   188,025         $   6,751,852
--------------------------------------------------------------------------------

                                                                      FORM MOR-2

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

    Trenwick America Corporation                         Case No. 03-12635 (MFW)
--------------------------------------                           ---------------
              Debtor                            Reporting Period: May 2005
                                                                 ---------------

                          BALANCE SHEET

--------------------------------------------------------------------------------------------------------------------------
                                                                                BOOK VALUE AT END OF        BOOK VALUE ON
                             ASSETS                                           CURRENT REPORTING MONTH       PETITION DATE
--------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
--------------------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                                       3,623,552               4,532,566
--------------------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)                                  --                      --
--------------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                              49,176,277              48,745,299
--------------------------------------------------------------------------------------------------------------------------
Notes Receivable                                                                        2,249,727                      --
--------------------------------------------------------------------------------------------------------------------------
Inventories                                                                                    --                      --
--------------------------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                                           40,230                 503,054
--------------------------------------------------------------------------------------------------------------------------
Professional Retainers                                                                      1,000                  10,000
--------------------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                                                    340,703                 327,755
--------------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                                $  55,431,489            $ 54,118,674
--------------------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
--------------------------------------------------------------------------------------------------------------------------
Real Property and Improvements                                                                 --                      --
--------------------------------------------------------------------------------------------------------------------------
Machinery and Equipment                                                                        --                      --
--------------------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment                                                       --              20,723,654
--------------------------------------------------------------------------------------------------------------------------
Leasehold Improvements                                                                         --               3,485,693
--------------------------------------------------------------------------------------------------------------------------
Vehicles                                                                                       --                      --
--------------------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation                                                                  --             (15,433,035)
--------------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                                          $          --           $   8,776,312
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
--------------------------------------------------------------------------------------------------------------------------
Loans to Insiders*                                                                              0                 266,900
--------------------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                                        133,042,882             249,660,381
--------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                                  $ 133,042,882           $ 249,927,281
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                        $ 188,474,371           $ 312,822,267
==========================================================================================================================


--------------------------------------------------------------------------------------------------------------------------
                                                                                BOOK VALUE AT END OF        BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                                  CURRENT REPORTING MONTH       PETITION DATE
--------------------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
--------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                              702                      --
--------------------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                                                            --                      --
--------------------------------------------------------------------------------------------------------------------------
Wages Payable                                                                                  --                      --
--------------------------------------------------------------------------------------------------------------------------
Notes Payable                                                                                  --                      --
--------------------------------------------------------------------------------------------------------------------------
Rent/Leases-- Building/Equipment                                                               --                      --
--------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                      --                      --
--------------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                         311,170                      --
--------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*                                                                       --                      --
--------------------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)                                        3,737,061                      --
--------------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                                      $   4,048,932           $          --
--------------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
--------------------------------------------------------------------------------------------------------------------------
Secured Debt                                                                                   --                      --
--------------------------------------------------------------------------------------------------------------------------
Priority Debt                                                                                  --                      --
--------------------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                                        288,386,386             289,648,446
--------------------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                                      $ 288,386,386           $ 289,648,446
--------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                     292,435,319             289,648,446
--------------------------------------------------------------------------------------------------------------------------
OWNER EQUITY
--------------------------------------------------------------------------------------------------------------------------
Capital Stock                                                                                 100                     100
--------------------------------------------------------------------------------------------------------------------------
Additional Paid-In Capital                                                            266,985,085             266,985,085
--------------------------------------------------------------------------------------------------------------------------
Partners' Capital Account                                                                      --                      --
--------------------------------------------------------------------------------------------------------------------------
Owner's Equity Account                                                                         --                      --
--------------------------------------------------------------------------------------------------------------------------
Retained Earnings-- Pre-Petition                                                     (246,858,372)           (246,858,372)
--------------------------------------------------------------------------------------------------------------------------
Retained Earnings-- Post-Petition                                                    (118,484,084)                     --
--------------------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)                                          (5,603,677)              3,047,008
--------------------------------------------------------------------------------------------------------------------------
Post Petition Contributions (Distributions) (Draws) (attach schedule)                          --                      --
--------------------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                                    $(103,960,948)          $  23,173,821
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                                $ 188,474,371           $ 312,822,267
==========================================================================================================================

* Insiders represent members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 32 officers which were not included in this amount.

                                                                      FORM MOR-3

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

    Trenwick America Corporation                         Case No. 03-12635 (MFW)
--------------------------------------                           ---------------
              Debtor                            Reporting Period: May 2005
                                                                 ---------------

               BALANCE SHEET - continuation sheet

--------------------------------------------------------------------------------------------------------
                                                     BOOK VALUE AT END OF                 BOOK VALUE ON
                             ASSETS                 URRENT REPORTING MONTH                PETITION DATE
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
OTHER CURRENT ASSETS
--------------------------------------------------------------------------------------------------------
Accrued Investment Income                                      340,703                          327,755
--------------------------------------------------------------------------------------------------------
TOTAL OTHER CURRENT ASSETS                                $    340,703                     $    327,755
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
OTHER ASSETS
--------------------------------------------------------------------------------------------------------
Deferred Taxes Receivable                                    1,308,827                        1,198,532
--------------------------------------------------------------------------------------------------------
Investment in Subsidiaries                                 131,733,291                      244,859,636
--------------------------------------------------------------------------------------------------------
Miscellaneous Other Assets                                         764                        3,602,213
--------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                        $133,042,882                     $249,660,381
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                                     BOOK VALUE AT END OF                BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                        URRENT REPORTING MONTH               PETITION DATE
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
UNSECURED DEBTS (PRE-PETITION)
--------------------------------------------------------------------------------------------------------
Accounts Payable                                                64,660                           42,517
--------------------------------------------------------------------------------------------------------
Accrued Expenses                                                    --                        1,290,790
--------------------------------------------------------------------------------------------------------
Interest Payable                                            12,728,025                       12,728,025
--------------------------------------------------------------------------------------------------------
Taxes Payable                                                2,602,010                        2,601,759
--------------------------------------------------------------------------------------------------------
Due to Affiliates                                           82,787,757                       82,787,757
--------------------------------------------------------------------------------------------------------
Other Liabilities                                                   --                               --
--------------------------------------------------------------------------------------------------------
Indebtedness                                               190,203,934                      190,197,598
--------------------------------------------------------------------------------------------------------
TOTAL UNSECURED DEBTS (PRE-PETITION)                      $288,386,386                     $289,648,446
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
OTHER POSTPETITION LIABILITIES
--------------------------------------------------------------------------------------------------------
Accrued Expenses                                               722,403                               --
--------------------------------------------------------------------------------------------------------
Taxes Payable                                                2,400,441
--------------------------------------------------------------------------------------------------------
Due to Affiliates                                              614,217                               --
--------------------------------------------------------------------------------------------------------
TOTAL OTHER POSTPETITION LIABILITIES                      $  3,737,061                     $         --
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
ADJUSTMENT TO OWNER EQUITY
--------------------------------------------------------------------------------------------------------
Equity in Subsidiary                                        (5,603,677)                       3,047,008
--------------------------------------------------------------------------------------------------------
TOTAL ADJUSTMENT TO OWNER EQUITY                          $ (5,603,677)                    $  3,047,008
--------------------------------------------------------------------------------------------------------

                                                                      FORM MOR-3

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

    Trenwick America Corporation                         Case No. 03-12635 (MFW)
--------------------------------------                           ---------------
              Debtor                            Reporting Period: May 2005
                                                                 ---------------

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

---------------------------------------------------------------------------------------------------------------
                                                     Amount
                                    Beginning      Withheld or     Amount   Date   Check. No or    Ending Tax
                                  Tax Liability      accrued        Paid    Paid        EFT        Liability
===============================================================================================================
Federal
---------------------------------------------------------------------------------------------------------------
Withholding                              --            --            --                                --
---------------------------------------------------------------------------------------------------------------
FICA-Employee                            --            --            --                                --
---------------------------------------------------------------------------------------------------------------
FICA-Employer                            --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Unemployment                             --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Income                                   --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Other:                                   --            --            --                                --
---------------------------------------------------------------------------------------------------------------
  Total Federal Taxes                    --            --            --                                --
---------------------------------------------------------------------------------------------------------------
State and Local
---------------------------------------------------------------------------------------------------------------
Withholding                              --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Sales                                    --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Excise                                   --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Unemployment                             --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Real Property                            --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Personal Property                        --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Other:                                   --            --            --                                --
---------------------------------------------------------------------------------------------------------------
  Total State and Local                  --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Total Taxes                              --            --            --                       --       --
---------------------------------------------------------------------------------------------------------------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Number of Days Past Due
                                                      ============================================================================
                                                       Current          0-30          31-60        61-90      Over 90        Total
----------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                            --           426           276           -            -           702
----------------------------------------------------------------------------------------------------------------------------------
Wages Payable                                               --            --            --          --           --            --
----------------------------------------------------------------------------------------------------------------------------------
Taxes Payable                                               --            --            --          --           --            --
----------------------------------------------------------------------------------------------------------------------------------
Rent/Leases -- Building                                     --            --            --          --           --            --
----------------------------------------------------------------------------------------------------------------------------------
Rent/Leases -- Equipment                                    --            --            --          --           --            --
----------------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                   --            --            --          --           --            --
----------------------------------------------------------------------------------------------------------------------------------
Professional Fees                                           --            -         95,257      44,095       171,817       311,170
----------------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                                     --            --            --          --           --            --
----------------------------------------------------------------------------------------------------------------------------------
Other:                                                                                                                         --
----------------------------------------------------------------------------------------------------------------------------------
Total Postpetition Debts                                    --            426       95,533      44,095       171,817      311,872
----------------------------------------------------------------------------------------------------------------------------------


                                                                      FORM MOR-4
                                                                          (9/99)

Listing of Aged Accounts Payable
Trenwick America Corporation
As of May 31, 2005

                Vendor                   Invoice Date          Services              Invoice Number          Amount
                ------                   ------------          --------              --------------          ------
            Ashby & Geddes                 12/1/2004          December 2004           ASH-354-02000          3,541.90
             Ernst & Young                 9/1/2004          September 2004                                  1,484.47
             Ernst & Young                 12/1/2004      Dec 2004 - Feb 2005                               15,668.83
             Ernst & Young                 12/1/2004      Dec 2004 - Feb 2005                                3,869.00
    Hennigan, Bennett & Dorman, LLP        12/1/2004          December 2004            HEN351-02000          3,510.80
         Lackey Hershman, LLP              11/1/2004          November 2004           LAC10000-02000        10,000.00
         Lackey Hershman, LLP              12/1/2004          December 2004           LAC1000-02000         10,000.00
        PriceWaterHouseCoopers                               August-Dec 2003                                25,179.92
        PriceWaterHouseCoopers             8/1/2004      January- December 2004        PRI123-02000         98,561.95
                                                                                                         -------------
                                                                                        91 + days          171,816.87
                                                                                                         -------------


            Ashby & Geddes                 1/1/2005           January 2005             ASH260-02000           2,603.10
    Hennigan, Bennett & Dorman, LLP        1/1/2005           January 2005             HEN253-02000           2,538.80
           Dewey Ballantine                1/1/2005           January 2005             DEW176-02000          17,604.70
            Ashby & Geddes                 2/1/2005           February 2005            ASH15070200            1,507.50
    Hennigan, Bennett & Dorman, LLP        2/1/2005           February 2005            HEN184-02000           1,849.00
         Lackey Hershman, LLP              2/1/2005           February 2005            LAC100-02000          10,000.00
           Dewey Ballantine                2/1/2005           February 2005            DEW600-02000           6,004.50
    Young Conaway Stargatt & Taylor        2/1/2005      January& February 2005        YOU198-02000           1,987.60

                                                                                                         -------------
                                                                                        61-90 days           44,095.20
                                                                                                         -------------

         Lackey Hershman, LLP              3/1/2005            March 2005              LAC410-02000          41,009.00
         Lackey Hershman, LLP              3/1/2005            March 2005              LAC100-02000          10,000.00
           Dewey Ballantine                3/1/2005            March 2005                                     9,822.00
           Dewey Ballantine                3/1/2005            March 2005                                     2,367.80
            Ashby & Geddes                 3/1/2005            March 2005                                     8,249.55
            Ashby & Geddes                 3/1/2005            March 2005                                     1,951.50
           Dewey Ballantine                4/1/2005            April 2005                                    17,629.48
           Dewey Ballantine                4/1/2005            April 2005                                     4,228.60
                CT Corp                    4/1/2005             April-05          2002851765-00                 275.50

                                                                                                         -------------
                                                                                        31-60 Days           95,533.43
                                                                                                         =============

                CT Corp                    5/11/2005             May-05                 1969296-ri              426.00
                                                                                                         -------------

                                                                                                         -------------
                                                                                        0-30 days               426.00
                                                                                                         =============

                                                                                  Total Accounts Payable    311,871.50

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

    Trenwick America Corporation                         Case No. 03-12635 (MFW)
--------------------------------------                           ---------------
              Debtor                            Reporting Period: May 2005
                                                                 ---------------

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

--------------------------------------------------------------------------------     -----------------------------------
Accounts Receivable Reconciliation                                                                Amount
--------------------------------------------------------------------------------     -----------------------------------
Total Accounts Receivable at the beginning of the reporting period                                       49,281,629
--------------------------------------------------------------------------------     -----------------------------------
+ Amounts billed during the period                                                                               17
--------------------------------------------------------------------------------     -----------------------------------
- Amounts collected during the period                                                                       105,369
--------------------------------------------------------------------------------     -----------------------------------
Total Accounts Receivable at the end of the reporting period                                             49,176,277
--------------------------------------------------------------------------------     -----------------------------------


--------------------------------------------------------------------------------     -----------------------------------
Accounts Receivable Aging                                                                         Amount
--------------------------------------------------------------------------------     -----------------------------------
0 - 30 days old                                                                                                  17
--------------------------------------------------------------------------------     -----------------------------------
31 - 60 days old                                                                                                 --
--------------------------------------------------------------------------------     -----------------------------------
61 - 90 days old                                                                                                 --
--------------------------------------------------------------------------------     -----------------------------------
91 + days old                                                                                            60,829,589
--------------------------------------------------------------------------------     -----------------------------------
Total Accounts Receivable                                                                                60,829,606
--------------------------------------------------------------------------------     -----------------------------------
Amount considered uncollectible (Bad Debt)                                                              (11,653,329)
--------------------------------------------------------------------------------     -----------------------------------
Accounts Receivable (Net)                                                                                49,176,277
--------------------------------------------------------------------------------     -----------------------------------


                              DEBTOR QUESTIONNAIRE

--------------------------------------------------------------------------------     -----------------------------------
Must be completed each month                                                                Yes               No
--------------------------------------------------------------------------------     -----------------------------------
1. Have any assets been sold or transferred outside the normal course of
business this reporting period? If yes, provide an explanation below.                                         X
--------------------------------------------------------------------------------     -----------------------------------
2. Have any funds been disbursed from any account other than a debtor in
possession account this reporting period? If yes, provide and explanation below.                              X
--------------------------------------------------------------------------------     -----------------------------------
3. Have all postpetition tax returns been timely filed? If no, provide an
explanation below.                                                                           X
--------------------------------------------------------------------------------     -----------------------------------
4. Are workers compensation, general liability and other necessary insurance
coverages in effect? If no, provide an explanation below.                                    X
--------------------------------------------------------------------------------     -----------------------------------